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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) April 19, 1999
                                                 --------------


                            CASE CREDIT CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


               33-80775-01                                76-0394710
----------------------------------------    ------------------------------------
         (Commission File Number)           (I.R.S. Employer Identification No.)


 233 Lake Avenue, Racine, Wisconsin                           53403
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(Address of Principal Executive Offices)                    (Zip Code)


                                (414) 636-6011
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On April 19, 1999, Case Capital Corporation announced its unaudited financial results for the quarter ended March 31, 1999. This announcement is filed as an exhibit hereto and is hereby incorporated by reference. The financial services business of Case Corporation is provided through Case Capital Corporation, including its wholly owned subsidiary Case Credit Corporation and their subsidiaries and joint ventures (collectively, "Case Capital").

     The following tables summarize the earnings and financial position of Case Capital and consolidated subsidiaries as of March 31, 1999 and for the three months ended March 31, 1999.

                         SUMMARY INCOME STATEMENT DATA
                                    (Millions)
                                   (Unaudited)

                                                                  Three Months Ended
                                                                       March 31
                                                                       --------
                                                                1999             1998
                                                                ----             ----
Revenues
  Interest income and other                                     $109             $ 76
                                                                ----             ----
Total                                                            109               76
                                                                ====             ====
Costs and Expenses
  Selling, general and administrative                             17                9
  Interest expense                                                45               29
  Other, net                                                      16                8
                                                                ----             ----
Total                                                             78               46
                                                                ====             ====

Income before taxes                                               31               30
Income tax provision                                              11               11
                                                                ----             ----
Net Income                                                      $ 20             $ 19
                                                                ====             ====

                                                                 Form 8-K page 2

                          SUMMARY BALANCE SHEET DATA
                                  (Millions)
                                  (Unaudited)

                                                                                March 31
                                                                                --------
                                                                          1999               1998
                                                                          ----               ----
Assets
  Cash and cash equivalents                                              $   28              $   27
  Accounts, notes receivable and other - net                              2,722               1,989
  Property, plant and equipment - net                                         3                   3
  Equipment on operating leases - net                                       495                 208
  Other assets                                                              276                 126
                                                                         ------              ------
Total                                                                    $3,524              $2,353
                                                                         ======              ======

Liabilities and Equity
  Current maturities of long-term debt                                   $   --              $   --
  Short-term debt                                                           256                 884
  Accounts payable and other accrued liabilities                             77                  49
  Long-term debt                                                          2,610               1,014
  Other liabilities                                                          99                  28
                                                                         ------              ------
    Total Liabilities                                                     3,042               1,975
  Equity                                                                    482                 378
                                                                         ------              ------
Total                                                                    $3,524              $2,353
                                                                         ======              ======

                                                                 Form 8-K page 3
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)  Exhibits.


Exhibit
  No.         Document Description
-------       --------------------

99            Press Release of Case Capital Corporation dated April 19, 1999.

                                                                 Form 8-K page 4
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CASE CREDIT CORPORATION



Dated: April 19, 1999             By:         /s/ Kevin J. Hallagan
                                       --------------------------------------
                                                  Kevin J. Hallagan
                                            Vice President and Secretary

                                                                 Form 8-K page 5
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                               INDEX TO EXHIBITS



Exhibit
  No.     Document Description
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99        Press release dated April 19, 1999 of Case Capital Corporation.

                                                                 Form 8-K page 6